Note Payable, Net	3 Months Ended
Dec. 31, 2024
Note Payable, Net [Abstract]
NOTE PAYABLE, NET

NOTE 8 – NOTE PAYABLE, NET

In April 2024, the Company issued a promissory note in the principal amount of $78,000 to an investor   in consideration of cash proceeds in the same amount (the “April 2024 Loan”). In addition, the Company issued a stock purchase warrant for the purchase of 14,535 shares of the Company’s common stock (the “April 2024 Warrant”) that is exercisable for three years at an exercise price of $0.86 per warrant. The April 2024 Loan bears interest of 8.0% per annum and is due and payable on April 30, 2025. The April 2024 Warrant was determined to be an equity classified warrant and fair value of $40,804   determined using the Black-Scholes option-pricing model with the following assumptions: volatility of 174.03%, risk-free rate of 4.87%, annual dividend yield of 0.0% and expected life of 3 years. The principal amount of the April 2024 Loan was allocated to the April 2024 Loan and April 2024 Warrant in the amount of $37,196 and $40,804, respectively. The amount allocated to the April 2024 Warrant were recorded as a discount on the April 2024 Loan.

Amortization of the debt discount and interest expense related to the April 2024 Loan amounted to $10,201 and $1,573, respectively, for the three months ended December 31, 2024 and to $17,002 and $2,633, respectively, for the year ended September 30, 2024, which are both included as a component of interest expense on the accompanying consolidated statements of operations and comprehensive loss.

The balance of the April 2024 Loan, net of unamortized discount, was $64,399, $54,198 and $0 as of December 31, 2024, September 30, 2024 and September 30, 2023, respectively and reflected as note payable, net on the accompanying consolidated balance sheets.